Exhibit 99.1

BGC PARTNERS AND NEWMARK GROUP ANNOUNCE PRICING OF NEWMARK GROUP

INITIAL PUBLIC OFFERING

NEW YORK, NY – December 15, 2017 – BGC Partners, Inc. (NASDAQ: BGCP) (“BGC”) and Newmark Group, Inc., a subsidiary of BGC that holds BGC’s Real Estate Services business (“Newmark”), announced today the pricing of Newmark’s initial public offering (“IPO”) of 20 million shares of Newmark’s Class A common stock at a price to the public of $14.00 per share. Newmark’s Class A shares are expected to begin trading on December 15, 2017 on the NASDAQ Global Select Market under the symbol “NMRK”, and the IPO is expected to close on or about December 19, 2017, subject to customary closing conditions.

In addition, Newmark has granted the underwriters a 30-day option to purchase up to an additional 3 million shares of Newmark’s Class A common stock at the IPO price, less underwriting discounts and commissions.

At closing, BGC will own approximately 85.3% of the shares of Newmark’s Class A common stock (or approximately 83.4% of the shares of Newmark’s Class A common stock if the underwriters exercise in full their option to purchase additional shares of Newmark’s Class A common stock).

BGC currently expects to pursue a distribution to its stockholders of all of the shares of Newmark common stock that BGC then owns in a manner that is intended to qualify as generally tax-free for U.S. federal income tax purposes. As currently contemplated, shares of Newmark’s Class A common stock held by BGC would be distributed to the holders of shares of Class A common stock of BGC. Furthermore, shares of Newmark’s Class B common stock held by BGC would be distributed to the holders of shares of Class B common stock of BGC. The determination of whether, when and how to proceed with any such distribution is entirely within the discretion of BGC. The shares of Newmark’s common stock that BGC will own upon the completion of the IPO will be subject to a 180-day “lock-up” restriction.

Goldman Sachs & Co. LLC, BofA Merrill Lynch, and Citigroup are acting as joint book-running managers for the offering. Cantor Fitzgerald & Co. is acting as a book-runner for the offering. PNC Capital Markets LLC, Mizuho Securities, Capital One Securities, and Keefe, Bruyette & Woods are acting as passive book-runners for the offering. Sandler O’Neill + Partners, L.P., Raymond James, Regions Securities LLC, CastleOak Securities, L.P., and Wedbush Securities are acting as co-managers for the offering.

The offering is being made only by means of a prospectus. Copies of the final prospectus relating to the offering may be obtained from Goldman Sachs & Co. LLC, at: Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282; telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectusgroup-ny@ny.email.gs.com; BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com; Citigroup at: Citigroup c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by telephone: 800-831-9146; or Cantor Fitzgerald & Co., Attn: Prospectus Group, 499 Park Avenue, New York, NY 10022, or by telephone at 1-212-915-1067 or by email at prospectus@cantor.com.

A registration statement relating to these securities has been filed with, and declared effective by, the U.S. Securities and Exchange Commission. Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About BGC Partners, Inc.

BGC Partners is a leading global brokerage company servicing the financial and real estate markets. BGC owns GFI Group Inc., a leading intermediary and provider of trading technologies and support services to the global

OTC and listed markets. BGC’s Financial Services offerings include fixed income securities, interest rate swaps, foreign exchange, equities, equity derivatives, credit derivatives, commodities, futures, and structured products. BGC provides a wide range of services, including trade execution, broker-dealer services, clearing, trade compression, post trade, information, and other services to a broad range of financial and non-financial institutions. Through brands including FENICS, BGC Trader, Capitalab, Lucera, and FENICS Market Data, BGC offers financial technology solutions, market data, and analytics related to numerous financial instruments and markets. BGC’s customers include many of the world’s largest banks, broker-dealers, investment banks, trading firms, hedge funds, governments, corporations, property owners, real estate developers, and investment firms. BGC’s common stock trades on the NASDAQ Global Select Market under the ticker symbol (NASDAQ: BGCP). BGC also has an outstanding bond issuance of Senior Notes due June 15, 2042, which trade on the New York Stock Exchange under the symbol (NYSE: BGCA).

About Newmark Group, Inc.

Newmark is a full-service commercial real estate services business that offers a complete suite of services and products for both owners and occupiers across the entire commercial real estate industry through brands, including Newmark Knight Frank, Newmark Cornish & Carey, Apartment Realty Advisors (“ARA”), Computerized Facility Integration, and Excess Space. Newmark’s investor/owner services and products include capital markets, which consists of investment sales, agency leasing, property management, valuation and advisory, diligence, underwriting and, under other trademarks and names like Berkeley Point and NKF Capital Markets, government sponsored enterprise lending, loan servicing, debt and structured finance and loan sales. Newmark’s occupier services and products include tenant representation, real estate management technology systems, workplace and occupancy strategy, global corporate services consulting, project management, lease administration and facilities management. Newmark enhances these services and products through innovative real estate technology solutions and data analytics designed to enable its clients to increase their efficiency and profits by optimizing their real estate portfolio. Newmark has relationships with many of the world’s largest commercial property owners, real estate developers and investors, as well as Fortune 500 and Forbes Global 2000 companies.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

Actual results and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to: the possibility that the IPO may disrupt or have an adverse effect on BGC’s or Newmark’s businesses; the expected timetable for completing the IPO and any potential distribution to BGC’s stockholders of shares of Newmark common stock (the “Distribution”); the possibility that the IPO or the Distribution will not be consummated within the anticipated timetable or at all, including as the result of regulatory, market and other conditions; the potential that BGC and Newmark will not realize all or any of the expected benefits of the separation of Newmark from BGC and the IPO; and the possibility that changes in interest rates, commercial real estate values, the regulatory environment, the effects of weather events or natural disasters, pricing or other competitive pressures, and other market conditions or factors could cause the results of BGC or Newmark to differ from the forward-looking statements contained or incorporated by reference herein. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s and BGC’s filings with the U.S. Securities and Exchange Commission. Except as required by law, Newmark and BGC undertake no obligation to update any forward-looking statements.

Media Contact:

Karen Laureano-Rikardsen

+1 212-829-4975

Investor Contacts:

Jason McGruder or Kelly Collar

+1 212-610-2426